Exhibit 10.158

FORM OF
AMENDMENT TO AMENDED AND RESTATED TERM NOTE

 This Amendment to Amended and Restated Term Note amends the Amended and Restated Term Note dated January 17, 2001 in the principal amount of $456,915.66 made by Display Technologies, Inc., a Nevada corporation (“Display” or “Parent”); Don Bell Industries, Inc., a Florida corporation (“Don Bell”); J. M. Stewart Manufacturing, Inc., a Florida corporation (“Stewart Manufacturing”); J. M. Stewart Corporation, a Florida corporation (“Stewart Corporation”); J. M. Stewart Industries. Inc., a Florida corporation (“Stewart Industries”); Vision Trust Marketing, Inc., a Florida corporation (“VisionTrust”); and Lockwood Sign Group, Inc., a Florida corporation (“Lockwood”) (hereinafter called, jointly and severally, along with AmeriVision Outdoor, Inc., the “Borrower”), to the order of SouthTrust Bank (together with any subsequent holder of this note, hereinafter called the “Lender”), as amended by the Amendment to Loan and Security Agreement and Promissory Notes dated June 29, 2001, as further amended by the Second Amendment to Loan and Security Agreement and Promissory Notes dated July 13, 2001, as further amended by the Third Amendment to Loan and Security Agreement and Promissory Notes dated July 31, 2001, as further amended by the Fourth Amendment to Loan and Security Agreement (as amended, the “Note”).

The Note is hereby amended to provide as follows:

“Borrower shall pay to Bank equal monthly principal installments of $27,777.78 during the period of the this loan on the first day of each month from the date hereof through November 3, 2001, at which time the final installment of all outstanding principal and accrued but unpaid interest shall be due and payable in full. Borrower promises to pay accrued interest on the principal sum of this note on the 1st day of each month hereafter commencing February 1, 2001, and at final maturity of the principal sum.”

References in the Note, as amended hereby, to the “Loan Agreement” shall refer to the Loan and Security Agreement dated January 17, 2001, as amended by the Amendment to Loan and Security Agreement and Promissory Notes dated June 29, 2001, as further amended by the Second Amendment to Loan and Security Agreement and Promissory Notes dated July 13, 2001, as further amended by the Third Amendment to Loan and Security Agreement and Promissory Notes dated July 31, 2001, as further amended by the Fourth Amendment to Loan and Security Agreement.

This Amendment is being delivered in the State of Alabama and all sums payable under this note are payable in the State of Alabama. This Amendment shall be governed, construed and enforced in accordance with the substantive laws of the United States and the State of Alabama, without regard to rules governing conflict of laws.

Except as expressly modified and amended hereby, the terms and conditions of the Note shall remain in full force and effect.

IN WITNESS WHEREOF, the duly authorized officer(s) of Borrower have executed this note and affixed its seal hereto on the date first above written with the intention that this note constitute an instrument under seal.

BORROWER:

ATTEST:	DISPLAY TECHNOLOGIES, INC., a Nevada corporation

Its:

By: James C. Taylor
Its:

ATTEST:	DON BELL INDUSTRIES, INC., a Florida corporation

Its:

By: James C. Taylor
Its:

ATTEST:	J. M. STEWART MANUFACTURING, INC., a Florida corporation

Its:

By: James C. Taylor
Its:

J. M. STEWART CORPORATION, a Florida corporation

Its:

By: James C. Taylor
Its:

ATTEST:	J. M. STEWART INDUSTRIES, INC., a Florida corporation

Its:

By: James C. Taylor
Its:

ATTEST:	VISION TRUST MARKETING, INC., a Florida corporation

Its:

By: James C. Taylor
Its:

ATTEST:	LOCKWOOD SIGN GROUP, INC. a Florida corporation

Its:

By: James C. Taylor
Its:

ACCEPTED BY:

SOUTHTRUST BANK

By:
Its: